UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-41684	84-3288397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12265 El Camino Real, Suite 210
San Diego, California	92310
(Address of principal executive offices)	(Zip Code)

(844) 265-7622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure

On May 1, 2025, California BanCorp (the “Company”) issued a press release announcing that its Board of Directors has authorized an increase in the number of shares that may be repurchased pursuant to the Company’s previously announced share repurchase program, as described in greater detail in Item 8.01 of this Current Report on Form 8-K. The Company also announced that it has elected to redeem the $18 million of 5.50% Fixed-to-Floating Subordinated Notes due 2030, that it issued on May 28, 2020. A copy of this press release is furnished as Exhibit 99.1 hereto. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 8.01	Other Events

On May 1, 2025, the Company’s Board of Directors authorized an increase in the number of shares that may be repurchased pursuant to the Company’s previously announced share repurchase program. As a result of this authorization, the Company is authorized to repurchase up to 1,600,000 shares of its common stock pursuant to the share repurchase program (up from the prior authorization of 550,000 shares). Repurchases under the program may occur from time to time in open market transactions, in privately negotiated transactions, or by other means in accordance with federal securities laws and other restrictions. The Company intends to fund its repurchases from available working capital and cash provided by operating activities. The timing of repurchases, as well as the number of shares repurchased, will depend on a variety of factors, including price; trading volume; business, economic and general market conditions; and the terms of any Rule 10b5-1 plan adopted by the Company. The repurchase program has no expiration date and may be suspended, modified, or terminated at any time without prior notice.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: May 1, 2025	By:	/s/ Steven E. Shelton
Steven E. Shelton
Chief Executive Officer